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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 12, 2001
                                                         ----------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-25478                 63-1133624
      --------                        ---------               ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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ITEMS 1, 2, 3, 4, 5, 7, 8 AND 9.  NOT APPLICABLE.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         --------------------------------------

      On January 12, 2001, Charles L. Frederick, Jr. submitted his resignation as Chairman, President, Chief Executive Officer and a Director of both First Southern Bancshares, Inc. and its wholly-owned subsidiary, First Southern Bank, to be effective January 31, 2001. A copy of the press release announcing his resignation is attached as Exhibit 99.1 and incorporated herein by reference.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST SOUTHERN BANCSHARES, INC.


Dated: January 18, 2001                By: /s/ Acker Rogers
                                           ---------------------------------
                                           Acker Rogers
                                           Chairman of the Board
                                           Acting Chief Executive Officer










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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1             Press release dated January 12, 2001.









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